                                                                    EXHIBIT 10.7

                             SUBORDINATION AGREEMENT




      THIS SUBORDINATION AGREEMENT (this "AGREEMENT") is entered into as of the 11th day of October, 2002, by and among KELTIC FINANCIAL PARTNERS, LP (the "LENDER"), MMAC COMMUNICATIONS CORP. (the "BORROWER"), and VIEWCAST.COM, INC. (the "CREDITOR").

                                    RECITALS

      The Lender has established or is establishing certain credit facilities with the Borrower, as evidenced by certain documents, instruments and agreements all between the Lender and the Borrower (collectively, the "LOAN DOCUMENTS"). Unless otherwise defined herein, the capitalized terms used herein shall have the same meaning ascribed thereto in the Loan Documents.

      The Creditor has extended or is extending or may in the future extend to the Borrower certain loans, advances and extensions of credit, as evidenced by a certain note or notes (collectively, the "CREDITOR DOCUMENTS").

      The Lender and the Creditor hereby desire to set forth the respective rights and obligations each has as against the other with respect to the Borrower.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. DEFINITIONS.

            "OBLIGATIONS" means all the following: (a) all principal of and interest on the Revolving Loans and all other sums payable by Borrower or any Affiliate under the terms of the Loan Documents; (b) all other indebtedness, liabilities, obligations and agreements of every kind and nature of Borrower to or with Lender or any Affiliate of Lender whether pursuant to the Loan Documents, any of the other Loan Documents or otherwise, whether in the form of refinancing, letters of credit, bankers acceptances, interest rate agreements, hedge or currency contracts, guaranties, loans, interest, overdrafts, charges, fees, expenses or otherwise, whether direct or indirect, whether acquired outright, conditionally or as collateral security from another, whether absolute or contingent, joint or several, liquidated or unliquidated, secured or unsecured, and whether arising by operation of law or otherwise; (c) any participation or interest of Lender or any Affiliate of Lender in any indebtedness, liabilities, obligations or agreements of Borrower, or any Guarantor to or with others; and (d) all out-of-pocket costs and expenses incurred by Lender in connection with the Loan Documents at any time, including, but not limited to, the expenses and reasonable fees of Lender's counsel, whether of outside counsel or the allocated cost of Lender's in-house counsel; in each case whether now existing or hereafter created, whether now or hereafter contemplated, and including without limitation any future advances, renewals, extensions modifications or changes in form of, or substitutions for, any of the items described in the preceding clauses (a) through (d).

            "COLLATERAL" means any collateral now or in the future securing the Obligations, including but not limited to claims against any guarantors of the Obligations and any collateral securing such guarantees.

            "SUBORDINATED DEBT" means any loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Creditor of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan or guarantee or in any other manner, whether direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising (including any such obligations purchased or otherwise acquired by Creditor), whether consisting of principal, interest, expense payments, management and consulting fees, liquidation costs, attorneys' fees and costs or otherwise, and all whether arising or created pursuant to the Creditor Documents or otherwise.

      2. SUBORDINATION.

            (a) Subject to Section 3 hereof, the Creditor hereby irrevocably subordinates and postpones the payment and the time of payment of all the Subordinated Debt and all claims and demands arising therefrom to the Obligations and directs that the Obligations be paid in full before the Subordinated Debt.

            (b) Creditor shall: (i) make notations on the books of the Creditor beside all accounts or on such other statements evidencing or recording any Subordinated Debt to the effect that such Subordinated Debt is subject to the provisions of this Agreement, (ii) furnish the Lender, upon Lender's request from time to time, a statement of the account between the Creditor and the Borrower representing the Subordinated Debt and copies of each of the Creditor Documents, and (iii) give the Lender, upon its request, full and free access to the Creditor's books pertaining only to such accounts with the right to make copies thereof. Each and every Creditor Document shall bear a legend as set forth in paragraph 13(c) hereof.

      3. PAYMENTS TO CREDITOR. Notwithstanding any other provision of this Agreement, the Borrower shall be entitled to pay and the Creditor shall be entitled to receive, so long as no Default or Event of Default has occurred under the Loan Documents or would result from such payment, any payments owed by the Borrower to the Guarantor resulting from the Guarantor's providing products or services to the Borrower in the ordinary course of the Guarantor's business, provided such arrangements are on terms at least as favorable as in an arm's length transaction. Notwithstanding any other provision of this Agreement, the Borrower shall be entitled to pay and the creditor shall be entitled to receive, so long as no Default or Event of Default has occurred under the Loan Documents or would result from such payment, and provided further that both before and after such payment there is a minimum excess availability under the Revolving Loan of $150,000 after giving effect to such payment and the payment of Accounts Payable that are in



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excess of ninety (90) days past due, only all scheduled payments of interest (at the current rate set forth in the Creditor Documents) and scheduled payments of principal under the Subordinated Debt, and only when due. No prepayments of principal on the Subordinated Debt or default interest thereon or costs and expenses shall be permitted or made without the Lender's prior written consent. After the occurrence of a Default or Event of Default under the Loan Documents and receipt by the Creditor of written notice thereof from the Lender to the Creditor, the Borrower shall not make, and the Creditor shall not receive, any direct or indirect payments of principal, interest, costs or expenses under the Subordinated Debt.

      4. SECURITY. The Borrower shall not grant and the Creditor shall not take any lien on or security interest in any of the Borrower's property, now owned or hereafter acquired or created, without the prior written consent of the Lender.

      5. STANDBY LIMITATION. Notwithstanding any breach or default by the Borrower under the Creditor Documents, the Creditor shall not at any time or in any manner: (a) foreclose upon, take possession of, or attempt to realize on any Collateral, or proceed in any way to enforce any claims it has or may have against the Borrower under the Subordinated Debt or otherwise, or (b) contest, protest or object to any action taken by Lender under the Loan Documents or otherwise, unless and until the Obligations have been fully and indefeasibly paid and satisfied in full.

      6. BANKRUPTCY/PROBATE OF BORROWER. In the event a petition or action for relief shall be filed by or against the Borrower under any federal bankruptcy statute in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, receivership, general assignment for the benefit of creditors, moratorium, creditor composition, arrangement or other relief for debtors, the Lender's claim (secured or unsecured) against the assets or estate of the Borrower for repayment of the Obligations shall be indefeasibly paid in full before any payment is made to the Creditor on the Subordinated Debt, whether such payment is in cash, securities or any other form of property or rights. The Lender may, in its discretion, file a proof of claim for or collect the Creditor's claim first for the benefit of the Lender to the extent of the unpaid Obligations and then for the benefit of the Creditor (but without creating any duty or liability to the Creditor other than to remit to the Creditor distributions, if any, actually received in such proceedings after the Obligations have been paid and satisfied in full) directly from the receiver, trustee, custodian, liquidator or representative of the Borrower's estate in such proceeding. The Borrower and the Creditor shall furnish all assignments, powers or other documents requested by the Lender to facilitate such direct collection by the Lender.

      7. RECEIPT OF PAYMENTS BY CREDITOR. Should the Creditor directly or indirectly receive any payment or distribution not permitted by the provisions of this Agreement or any Collateral or proceeds thereof, prior to the full and indefeasible payment and satisfaction of the Obligations and the termination of all financing arrangements between the Lender and the Borrower, the Creditor will deliver the same to the Lender in the form received (except for the endorsement or assignment of the Creditor where necessary), for application to the Obligations in such order and manner as the Lender may elect. Until so delivered, the Creditor shall hold the same, in trust, for the Lender as



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property of the Lender, and shall not commingle such property of the Lender with any other property held by the Creditor. In the event the Creditor fails to make any such endorsement or assignment, the Lender, or any of its officers or employees on behalf of the Lender, is hereby irrevocably authorized in its own name or in the name of the Creditor to make such endorsement or assignment and is hereby irrevocably appointed as the Creditor's attorney-in-fact for those purposes.

      8. LENDER'S RIGHTS.

            a) The Creditor hereby consents that at any time and from time to time, without further consent of or notice to the Creditor and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, the Lender may, in its sole discretion: (i) renew, compromise, extend, expand, postpone, waive, accelerate, terminate, change the payment terms of, or otherwise modify the Obligations or amend, renew, replace or terminate the Loan Documents or any and all other agreements now or hereafter related to the Obligations; (ii) extend credit to the Borrower in whatever amount on a secured or unsecured basis or take other support for the Obligations and exchange, enforce, waive, sell, transfer, collect, adjust or release any such security or other support or any part thereof; (iii) apply any and all payments or proceeds of such security or other support and in any order or manner as the Lender, in its discretion, may determine; and (iv) release or substitute any party liable on the Obligations, any guarantor of the Obligations, or any other party providing support for the Obligations.

            b) This Agreement will not be affected, impaired or released by any delay or failure of the Lender to exercise any of its rights and remedies against the Borrower or any guarantor or under any of the Obligations or against any Collateral, by any failure of the Lender to take steps to perfect or maintain its lien on, or to preserve any rights to, any Collateral by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or guarantee therefor, or by any other event or circumstance which otherwise might constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor. The Creditor hereby waives demand, presentment for performance, protest, notice of dishonor and of protest with respect to the Subordinated Debt and the Collateral, notice of acceptance of this Agreement, notice of the making of any of the Obligations and notice of default under any of the Obligations.

            c) NOTHING IN THIS AGREEMENT WILL OBLIGATE THE LENDER TO GRANT CREDIT TO, OR CONTINUE FINANCING ARRANGEMENTS WITH, THE BORROWER.

      9. CONTINUING AGREEMENT. This is a continuing agreement and will remain in full force and effect until all of the Obligations and all of the Creditor's obligations and undertakings to the Lender have been fully performed and indefeasibly satisfied and until all the Loan Documents have been terminated. This Agreement will continue to be effective or will be automatically reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must



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otherwise be returned by the Lender upon insolvency, bankruptcy, or reorganization of the Borrower or otherwise, all as though such payment had not been made.

      10. NO CHALLENGE TO LIENS. The Creditor agrees that it will not make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to the Lender.

      11. DISPOSITION OR RELEASE OF COLLATERAL.

            a) If at any time or from time to time the Collateral, or any portion thereof, is in any manner sold or otherwise transferred, the Creditor's consent to such disposition shall be automatically and irrevocably given if the Lender, in its sole discretion and for any reason, consents to such disposition, and in any event the Creditor shall not be entitled to receive any proceeds (cash or non-cash) of such disposition unless and until the Obligations have been indefeasibly paid in full.

            b) If, at any time and for any reason, the Lender releases its lien on the Collateral, or any portion thereof, the Creditor shall likewise release its lien on the property so released from the Lender's lien, if the Creditor has obtained such a lien. In the event the Creditor fails to release its lien on such property as aforesaid, the Lender, or any of its officers or employees on behalf of the Lender, is hereby irrevocably authorized in its own name or in the name of the Creditor to execute and deliver such releases and is hereby irrevocably appointed as the Creditor's attorney-in-fact for said purpose.

      12. ORDER OF PROCEEDINGS. Nothing in this Agreement is intended to compel the Lender or the Creditor at any time to declare the Borrower in default or compel the Lender to proceed against or refrain from proceeding against any Collateral in any order or manner. All rights and remedies of the Lender with respect to the Collateral, the Borrower, and any other obligors concerning the Obligations are cumulative and not alternative.

      13. REPLACEMENT FINANCING; ASSIGNMENT OF SUBORDINATED DEBT.

            a) The provisions hereof shall inure to the benefit of any financial institution obtained by the Borrower or the Lender to provide replacement working capital or other financing for the Borrower in place of the Lender, regardless of whether any such replacement lender provides its own financing or succeeds to the Lender's financing by assignment. If requested by such replacement lender, the Creditor shall execute with such replacement lender a subordination agreement substantially similar to this Agreement.



                                      -5-
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            b) The Creditor also agrees that as a prior condition of any assignment of any of its interests under any of the Creditor Documents, the Creditor shall require the assignee to acknowledge this Agreement and agree, in writing, to be bound by the terms and conditions hereof.

            (c) Each and every Creditor Document shall bear the following legend, or a similar legend acceptable to Lender, in boldface type:

            This Note is subject to the terms of a Subordination Agreement in favor of Keltic Financial Partners, LP. Notwithstanding any contrary statement contained in the within instrument, no payment on account of any obligation arising from or in connection with the within instrument or any related agreement (whether of principal, interest or otherwise) shall be made, paid, received or accepted except in accordance with the terms of said Subordination Agreement.

      14. FINANCING OF FIDUCIARY. In the event of a bankruptcy, reorganization, other insolvency or court proceeding for the Borrower commences, the Lender shall have the option (in its sole and absolute discretion) to continue to provide financing (on terms acceptable to the Lender) of the trustee, other fiduciary, or of the Borrower as a debtor-in-possession, if the Lender deems such financing to be in its best interests. The subordination and lien priority provisions of this Agreement shall continue to apply to all advances made during the pendency of such court proceedings, so that the Lender shall have a prior lien on all Collateral, created before or during such court proceeding, to secure all Obligations, whether created before or during such court proceeding. The Creditor hereby waives any right it may have to object to financing by the Lender during the pendency of such court proceeding and the Creditor's consent to such financing shall not be required regardless of whether the court supervising such proceeding approves, grants or allows adequate protection to the Creditor.

      15. INVESTIGATION OF PARTIES. The Creditor has entered into the Creditor Documents with the Borrower and the Lender has entered into the Loan Documents with the Borrower and the Creditor and the Lender have entered into this Agreement each upon its own independent investigation, and each makes no warranty or representation as to each other with respect to the financial condition of the Borrower, or its ability to repay its loans to the Creditor or the Lender in the future. Nothing in this Agreement shall be deemed to constitute this Agreement as a security or create a joint venture or partnership between the Creditor and the Lender for any purpose.

      16. IMPROPER ACTION BY CREDITOR. If the Creditor, the Borrower or both, contrary to this Agreement, make, attempt to or threaten to allow the Creditor to exercise its remedies against the Borrower under the Creditor Documents, or make any payment or take any action contrary to this Agreement, the Lender may restrain or enjoin the Creditor and the Borrower from so doing, it being expressly understood and agreed by the Creditor and the Borrower that: (i) the Lender's damages from their actions may at that time be difficult to ascertain and may be irreparable, and (ii) the Creditor and the Borrower waive any defense or claim that the Lender or the Borrower cannot demonstrate damages or can be made whole by the awarding of damages.



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      17. INDEMNIFICATION OF LENDER. The Creditor agrees to indemnify and to hold the Lender, its officers, directors, agents and employees harmless for any and all losses, damages, liabilities, expenses and obligations, including reasonable attorneys' fees and expenses, as they arise, relating to actions of the Creditor taken contrary to this Agreement.

      18. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery with a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party's address set forth below or to such other address as any party may give to the other in writing for such purpose:

To the Lender:                       Keltic Financial Partners, LP
                                     555 Theodore Fremd Avenue
                                     Suite C-207
                                     Rye, New York 10580
                                     Attention: John P. Reilly, Managing Partner
                                     Telephone No.: (914) 921-3555, Ext. 208
                                     Facsimile No.: (914) 921-1154

To the Borrower:                     MMAC Communications Corp.
                                     Attn: Alex Roque, Chief Financial Officer
                                     900 Huyler Street
                                     Teterboro, New Jersey 07608
                                     Telephone No.: (201) 440-8585
                                     Facsimile No.: (201) 440-1311

To the Creditor:                     ViewCast.com, Inc.
                                     Attn: Chief Financial Officer
                                     17300 Dallas Parkway, Suite 2000
                                     Dallas, Texas 75248
                                     Telephone No.: (972) 488-7200
                                     Facsimile No.: (972) 488-7299

With a copy to:                      Haynes and Boone, LLP
                                     Attn: Janice V. Sharry, Esq.
                                     901 Main Street, Suite 3100
                                     Dallas, Texas 75202
                                     Telephone No.: (214) 651-5562
                                     Facsimile No.: (214) 200-0676

      19. PRESERVATION OF RIGHTS. No delay or omission on the Lender's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any



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such right or power, nor will the Lender's action or inaction impair any such right or power. The Lender's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Lender may have under other agreements, at law or in equity. Nothing in this Agreement is intended to modify, alter, reduce or impair any rights which the Lender or the Creditor may have against the Borrower under the Loan Documents or the Creditor Documents, respectively, or under any other agreement between them, or either of them, and the Borrower.

      20. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      21. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower or the Creditor therefrom, will be effective unless made in a writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

      22. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

      23. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

      24. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Borrower, the Creditor and the Lender and their respective heirs, executors, administrators, successors and assigns; provided, however, that neither the Borrower nor the Creditor may assign this Agreement in whole or in part without the Lender's prior written consent and the Lender at any time may assign this Agreement in whole or in part. No claims or rights are intended to be created hereunder for the benefit of the Borrower or any alleged third party beneficiary hereof.

      25. INTERPRETATION. In this Agreement, unless the parties otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be



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

deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as Borrower or by more than one party as Creditor, the obligations of such persons or entities hereunder will be joint and several.

      26. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by the Lender and will be deemed to be made in the State where the Lender's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE LENDER'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. Each of the Borrower and the Creditor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Lender's office indicated above is located; provided that nothing contained in this Agreement will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower or the Creditor individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The parties hereto agree that the venue provided above is the most convenient forum for each of the parties. Each of the Borrower and the Creditor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

      27. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE CREDITOR AND THE LENDER IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER, THE CREDITOR AND THE LENDER ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

                     [END OF TEXT - SIGNATURE PAGE FOLLOWS]



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

      WITNESS the due execution hereof as a document under seal, as of the date first written above.

                                       BORROWER:

WITNESS/ATTEST:                        MMAC COMMUNICATIONS CORP.


/s/ FREDERICK B. COWEN                 By: /s/ LAURIE L. LATHAM
----------------------------------        --------------------------------------
Name: Frederick B. Cowen                  Laurie L. Latham
Title: Secretary                          Chief Financial Officer


                                       CREDITOR:
WITNESS/ATTEST:
                                       ViewCast.com, Inc.

/s/ FREDERICK B. COWEN                 By: /s/ LAURIE L. LATHAM
----------------------------------        --------------------------------------
Name: Frederick B. Cowen                  Laurie L. Latham
Title: Secretary                          Chief Financial Officer


                                       LENDER:

                                       KELTIC FINANCIAL PARTNERS, LP
                                       By:  Keltic Financial Services LLC,
                                            General Partner

                                       By: /s/ JOHN P. REILLY
                                          --------------------------------------
                                          Name: John P. Reilly
                                          Title: Managing Partner



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